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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Keith Companies, Inc.

  We consent to the use of our reports included herein and to the references to our firm under the heading "Experts" in the prospectus.

                                    KPMG LLP

Orange County, California

June 16, 1999